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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 13, 1999
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                             ST. JOHN KNITS, INC.
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            (Exact name of registrant as specified in its charter)


        California                   1-11752                     95-2245070
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


       17422 Derian Avenue, Irvine, California                    92614
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (949) 863-1171
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                                Not Applicable
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        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS
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          A copy of the press release issued by St. John Knits, Inc., a
California corporation (the "Company"), on January 13, 1999 is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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99.1      Press Release issued by the Company on January 13, 1999.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 15, 1999

                                       ST. JOHN KNITS, INC.



                                       By:     /s/  Roger G. Ruppert
                                               ---------------------
                                       Name:   Roger G. Ruppert
                                       Title:  Senior Vice President - Finance,
                                               Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit
  No.         Description of Exhibit
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99.1          Press Release issued by the Company on January 13, 1999

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